UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 31, 2013 (July 25, 2013)

CRACKER BARREL OLD COUNTRY STORE, INC.

(Exact Name of Registrant as Specified in its Charter)

Tennessee	001-25225	62-0812904
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

305 Hartmann Drive, Lebanon, Tennessee 37087

(Address of Principal Executive Offices) (Zip code)

(615) 444-5533

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Annual Bonus Plan (the “2014 Annual Bonus Plan”)

On July 25, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Cracker Barrel Old Country Store, Inc. (the “Company”) adopted the 2014 Annual Bonus Plan in order to reward executive officers of the Company and of its subsidiaries if the Company successfully meets established performance targets. The payment of a bonus is dependent upon the Company achieving a threshold level of operating income from continuing operations during fiscal year 2014 (the “Performance Goal”), in which case executive officers will be eligible to receive a bonus of up to a maximum of 200% of target. The Company intends for payments under the 2014 Annual Bonus Plan to qualify as “performance based” compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), to the maximum amount allowed under the Company’s 2010 Omnibus Stock and Incentive Plan (the “Omnibus Plan”). If the Performance Goal is not met, no bonus will be paid to any executive officer.

The Committee also approved target and maximum potential bonuses for each of the Company’s executive officers under the 2014 Annual Bonus Plan, with the exception of the target and maximum potential bonuses for the Company’s President and Chief Executive Officer, Sandra B. Cochran, which were approved by the Board. The following table indicates the target and maximum potential bonuses established for 2014, expressed as a percentage of base salary, for which each of the named executive officers would be eligible depending on the Company’s performance in 2014:

Name	2014 Target Bonus Percentage	2014 Maximum Bonus Percentage
Sandra B. Cochran	100%	200%
Lawrence E. Hyatt	70%	140%
Douglas E. Barber	70%	140%
Nicholas V. Flanagan	60%	120%
Edward A. Greene	50%	100%

In no case can an executive’s actual award under the 2014 Annual Bonus Plan exceed the maximum potential award, regardless of the Company’s 2014 performance.

A copy of the 2014 Annual Bonus Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Long-Term Incentive Program (the “2014 Long-Term Incentive Program”)

On July 25, 2013, the Committee established the 2014 Long-Term Incentive Program for 2014. The 2014 Long-Term Incentive Program consists of two components of substantially equal value for a participant at the time of grant: (i) the 2014 Long-Term Performance Plan (the “2014 LTPP”) that provides for awards of performance shares tied to successful achievement of pre-determined return on invested capital goals over fiscal years 2014 and 2015 (the “LTPP Performance Goal”), and (ii) the 2014 Market Stock Unit Grant (the “2014 MSU Grant”) that provides for awards of market-based stock units tied to total shareholder return over fiscal years 2014, 2015 and 2016 (the “MSU Performance Goal”).

The Committee also approved equity award percentages which represent the target opportunities for awards under the 2014 LTPP (the “LTPP Percentage”) and 2014 MSU Grant (the “MSU Percentage”), expressed as a percentage of the executive officer’s base salary. The LTPP Percentage and MSU Percentage, respectively, for the named executive officers were established by the Committee simultaneously with the establishment of the 2014 LTPP and 2014 MSU Grant, with the exception of Ms. Cochran’s LTPP Percentage and MSU Percentage, respectively, which were approved by the Board. Set forth below is each named executive officer’s LTPP Percentage and MSU Percentage, respectively:

Name	LTPP Percentage	MSU Percentage
Sandra B. Cochran	170%	170%
Lawrence E. Hyatt	85%	85%
Douglas E. Barber	65%	65%
Edward A. Greene	37.5%	37.5%
Nicholas V. Flanagan	37.5%	37.5%

Under the 2014 MSU Grant, each named executive officer is eligible to receive equity awards calculated as a function of the named executive officer’s MSU Percentage in direct proportion to any percentage increase in the Company’s total shareholder return over fiscal years 2014, 2015 and 2016.

Under the 2014 LTPP, if the LTPP Performance Goal is met, then each named executive officer becomes eligible to receive equity awards calculated as a function of the named executive officer’s LTPP Percentage.

The Company intends for awards under both the 2014 LTPP and the 2014 MSU Grant to qualify as “performance based” compensation under Section 162(m) of the Code to the maximum amount allowed under the Omnibus Plan. Accordingly, as with the 2014 Annual Bonus Plan, eligibility to receive awards under the 2014 Long-Term Incentive Program is dependent upon the Company’s achievement of pre-determined operating income performance goals during the applicable performance period. If these operating income performance goals are not met, then no award will be made under 2014 Long-Term Incentive Program to any named executive officer. If, however, the applicable operating income performance goal is met, then each named executive officer participating in the applicable plan will become eligible to receive an equity award determined according to the Company’s performance relative to the LTPP Performance Goal and the MSU Performance Goal, as applicable.

A copy of the 2014 Long-Term Incentive Program is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Restricted Stock Awards

On July 30, 2013, the Board approved the issuance of 12,000 shares of restricted stock to Ms. Cochran, pursuant to the Omnibus Plan and that certain Restricted Stock Award Notice (the “Restricted Stock Award Notice”), dated July 30, 2013 (the “Grant Date”), by and between the Company and Ms. Cochran.

Also on July 30, 2013, the Committee approved the issuance of 3,000 shares of restricted stock to the Company’s Senior Vice President and Chief Financial Officer, Lawrence E. Hyatt, pursuant to the Omnibus Plan and the Restricted Stock Award Notice, dated as of the Grant Date, by and between the Company and Mr. Hyatt.

Pursuant to the terms and conditions of the Restricted Stock Award Notice, the restricted stock issued to Ms. Cochran and Mr. Hyatt, respectively, shall vest on the third anniversary of the Grant Date, subject to continuous employment with the Company on the vesting date. The Restricted Stock Award Notice also provides that Ms. Cochran and Mr. Hyatt, respectively, (i) shall not have rights of a shareholder of the Company with respect to the restricted stock, but shall receive dividend equivalent rights, paid upon vesting of the restricted stock, in respect of the restricted stock at the time of any payment of dividends to Company’s outstanding common stock, (ii) shall forfeit the restricted stock if Ms. Cochran or Mr. Hyatt, as applicable, terminates employment with the Company for any reason before the restricted stock vests, and (iii) may not assign or transfer any interest in the restricted stock other than by testamentary bequest or devise of the laws of descent or distribution.

A copy of the Form of Restricted Stock Award Notice is filed as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference. The foregoing description is qualified in its entirety by reference to such exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Long-Term Incentive Program

10.3	Form of Restricted Stock Award Notice

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 31, 2013	CRACKER BARREL OLD COUNTRY STORE, INC.

	By:	/s/ Lawrence E. Hyatt
	Name:	Lawrence E. Hyatt
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Annual Bonus Plan

10.2	Cracker Barrel Old Country Store, Inc. and Subsidiaries FY 2014 Long-Term Incentive Program

10.3	Form of Restricted Stock Award Notice